LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON STRATEGIC REAL RETURN FUND

SUPPLEMENT DATED JANUARY 26, 2011

TO THE SUMMARY PROSPECTUS DATED APRIL 21, 2010

AND TO THE

PROSPECTUS DATED FEBRUARY 26, 2010

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated February 26, 2010, as supplemented on April 21, 2010, May 21, 2010 and January 26, 2011, and as may be amended or further supplemented, and the fund’s statement of additional information, dated February 26, 2010, as supplemented on April 21, 2010 and May 21, 2010, and as may be amended or further supplemented, are incorporated by reference into this Summary Prospectus.

The following text replaces the section of the fund’s Summary Prospectus titled “Management – Portfolio managers – Batterymarch”:

Batterymarch: Adam J. Petryk, CFA, and Michael P. McElroy, CFA, have been Portfolio Managers of the fund sleeve subadvised by Batterymarch since February 2010, and Stephen A. Lanzendorf, CFA, has been Portfolio Manager of the fund sleeve subadvised by Batterymarch since January 2011.

The following text replaces the section of the fund’s Prospectus titled “Management – Portfolio managers – Batterymarch”:

Batterymarch: Adam J. Petryk, CFA, and Michael P. McElroy, CFA, have been Portfolio Managers of the fund sleeve subadvised by Batterymarch since February 2010 and Stephen A. Lanzendorf, CFA, has been Portfolio Manager of the fund sleeve subadvised by Batterymarch since January 2011.

The following text replaces the section of the fund’s Prospectus titled “More on management – Portfolio Management” that relates to the portfolio managers that provide day-to-day management of the assets of the fund that are managed by Batterymarch:

The following Portfolio Managers provide day-to-day management of the assets of the fund that are managed by Batterymarch:

Adam J. Petryk, Stephen A. Lanzendorf and Michael P. McElroy are responsible for the strategic oversight of the Batterymarch portion of the fund’s investments. While they are part of the Batterymarch Developed Markets team which manages this fund portion, their focus is on portfolio structure, and they are primarily responsible for ensuring that this portion of the fund complies with the fund’s investment objective, guidelines and restrictions and Batterymarch’s current investment strategies.

Adam J. Petryk, CFA, is a Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team and has 14 years of investment experience. Mr. Petryk joined Batterymarch in 2007 after spending eight years as Deputy Chief Investment Officer of Legg Mason Canada, with responsibility for domestic investment management, building the firm’s quantitative capabilities, product development and derivatives activities.

Stephen A. Lanzendorf, CFA, is a Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team and has 27 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Michael P. McElroy, CFA, is a Director and Senior Portfolio Manager on Batterymarch’s Developed Markets team and has 21 years of investment experience. He has been employed by Batterymarch since 2006 and was previously at Citigroup Asset Management in London, where he held senior-level responsibilities related to portfolio management, marketing and client service.

This supplement should be retained with your Summary Prospectus and Prospectus for future reference.

LMFX013191

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